UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2013

HYPERTENSION DIAGNOSTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-24635	41-1618036
(Commission File Number)	(IRS Employer Identification No.)

10501Wayzata Boulevard, Suite 102
Minnetonka, Minnesota	55305
(Address of Principal Executive Offices)	(Zip Code)

(952) 545-2457

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

On February 4, 2013, HDI Plastics, Inc., a Texas corporation (“HDI Plastics”) and wholly owned subsidiary of Hypertension Diagnostics, Inc. (the “Company”), executed a Secured Promissory Note (the “Note”) in a principal amount of $200,000 in favor of Mark Schwartz and Alan Stern, directors of the Company.  The Note bears interest at an annual rate of 18%, payable monthly, and is guaranteed by the Company.  The Note matures on February 1, 2014, at which time all principal and accrued and unpaid interest on the Note is due.  The Note is secured by certain equipment of HDI Plastics pursuant to a negotiated Security Agreement (the “Security Agreement”) executed by HDI Plastics in favor of Messrs. Schwartz and Stern.

In connection with the issuance of the Note, the Company issued to each of Messrs. Schwartz and Stern a warrant (collectively, the “Warrants”) to purchase 3,333,333 shares of common stock, par value $0.01 per share, of the Company for an exercise price of $0.03 per share, subject to appropriate adjustment for stock splits, combinations and similar recapitalization events.  The warrants contained other customary terms and conditions.  The warrants expire on February 4, 2018.

Pursuant to the terms of the Note and Security Agreement, HDI Plastics may raise an additional $300,000 on the same terms and conditions as those set forth in the Note, Security Agreement and Warrants.

 The Note, Warrants and Security Agreement are attached to this Report as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, and are hereby incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth above under Item 1.01 are incorporated herein by reference into this Item 3.02

The Note and Warrants were issued to two directors of the Company after reviewing the alternative financing sources available to the Company.  Each investor is an “accredited investor,” as defined under Rule 501(a) of the Securities Act of 1933, as amended, and no means of general solicitation or advertising was used in connection with the offering. Accordingly, the Company relied on the exemptions from the registration requirements of the Securities Act provided by Section 4(2) and Rule 506 in connection with the offer and sale of the Note and Warrants.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	$200,000 Secured Promissory Note of HDI Plastics, Inc. dated February 4, 2013.

4.2	Warrant of Hypertension Diagnostics, Inc. dated February 4, 2013, issued to Mark Schwartz.

4.3	Warrant of Hypertension Diagnostics, Inc. dated February 4, 2013, issued to Alan Stern.

10.1	Security Agreement of HDI Plastics, Inc. dated February 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC

Date: February7, 2013	By:	/s/ Kenneth W. Brimmer
Name: Kenneth W. Brimmer
Title: Chief Executive Officer and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

4.1	$200,000 Secured Promissory Note of HDI Plastics, Inc. dated February 4, 2013.

4.2	Warrant of Hypertension Diagnostics, Inc. dated February 4, 2013, issued to Mark Schwartz.

4.3	Warrant of Hypertension Diagnostics, Inc. dated February 4, 2013, issued to Alan Stern.

10.1	Security Agreement of HDI Plastics, Inc. dated February 4, 2013.